UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  September 5, 2018

QS Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-29185	52-2088326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23902 FM 2978 Tomball, Texas	77375
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 845-3581

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 193 3 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240. 12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations

(a)       As previously reported, the Board has established November 9, 2018, as the date of the Registrant’s 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) and September 10, 2018, as the record date for determining stockholders entitled to notice of, and to vote at, the 2018 Annual Meeting. Because the date of the 2018 Annual Meeting has been changed by more than 30 calendar days from the date of the 2017 Annual Meeting of Stockholders, stockholders of the Registrant who wish to nominate a person for election as a director must ensure that written notice of such nomination (including the Class of Director to which that individual is nominated) is received by the Registrant’s Secretary at QS Energy Inc., 23902 FM 2978, Tomball, Texas 77375 on or before the close of business on September 18, 2017, which the Registrant has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such nomination must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission (“SEC”) in order to be eligible for inclusion in the proxy materials for the 2018 Annual Meeting, including submission of notice of the nomination by Schedule 14N required pursuant to SEC Rule § 240.14a-18, promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

The September 18, 2018 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) promulgated under the Exchange Act.

Also, if the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, the Registrant’s proxies may exercise discretionary voting authority under proxies that the Registrant’s Board of Directors solicits to vote in accordance with their best judgment on any such stockholder proposal or nomination. The Registrant encourages stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.

Item 8.01	Other Events

On September 5, 2018, Jason Lane, Chief Executive Officer and Chairman of the Board, issued a letter to stockholders of the Registrant. A copy of this letter to stockholders is attached hereto as Exhibit 99.1.

The information set forth in this Item 8.01 of this Current Report on Form 8-K, and the exhibit hereto, including without limitation the September 5, 2018 letter to stockholders, is not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing. This Current Report on Form 8-K (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Forward-Looking Statements

The Registrant cautions you that statements included in this Current Report on Form 8-K (including the exhibit hereto) that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on current expectations, estimates and projections about our business based in part on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those set forth our periodic reports filed with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Registrant undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01	(Financial Statements and Exhibits)

Exhibit Number	Description of Exhibit

99.1	Letter to Shareholders of QS Energy, Inc.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2018	QS ENERGY, INC.
	By:	/s/ Michael McMullen
	Name:	Michael McMullen
	Title:	CFO

3